InfraCap MLP ETF (Ticker: AMZA)

InfraCap REIT Preferred ETF (Ticker: PFFR)

Virtus InfraCap U.S. Preferred Stock ETF (Ticker: PFFA)

Virtus LifeSci Biotech Products ETF (Ticker: BBP)

Virtus LifeSci Biotech Clinical Trials ETF (Ticker: BBC)

Virtus Newfleet Multi-Sector Bond ETF (Ticker: NFLT)

Virtus Private Credit Strategy ETF (Ticker: VPC)

Virtus Real Asset Income ETF (Ticker: VRAI)

Virtus Reaves Utilities ETF (Ticker: UTES)

Virtus WMC Global Factor Opportunities ETF (Ticker: VGFO)

(each a “Fund” and, collectively, the “Funds”),

each a series of ETFis Series Trust I

Supplement dated March 27, 2020 to each Fund’s currently effective

Prospectus and Statement of Additional Information (“SAI”), as supplemented

Important Notice To Investors

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and SAI for each Fund.

The following information replaces in its entirety the paragraph entitled “Market Risk” appearing in the section of each Fund’s Prospectus entitled “Risk/Return Summary Information – Principal Risks”:

Market Risk. The value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Fund’s control, including the quality of the Fund’s investments, economic conditions, adverse investor sentiment, poor management decisions, lower demand for a company’s goods or services, pandemics, epidemics, natural or environmental disasters, and general equity market conditions. In a declining market, the prices for all securities (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. Security values tend to move in cycles, with periods when securities markets generally rise and periods when they generally decline. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund, its investments and the trading of its shares. During a “flash crash,” the market prices of the Fund’s Shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Fund’s Shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell Shares at these temporarily low market prices.

The following information is added to the section of each Fund’s SAI entitled “Other Investment Policies”:

Market Volatility Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Investors should retain this supplement for future reference.